                                                                      Exhibit 23


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-38188) pertaining to the Vencor, Inc. Retirement Savings Plan; in the Registration Statement (Form S-8 No. 33-34191) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program; in the Registration Statement (Form S-8 No. 33-40949) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program - additional shares; in the Registration Statement (Form S-8 No. 33-34192) pertaining to the Vencor, Inc. 1987 Stock Option Plan for Non-Employee Directors; in the Registration Statement (Form S-8 No. 33-66774) pertaining to the Vencor, Inc. Non-Employee Directors Deferred Compensation Plan; in the Registration Statement (Form S-8 No. 33-81988) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program - additional shares; in the Registration Statement (Form S-8 No. 333-02717) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program - additional shares; in the Registration Statement (Form S-8 No. 333-25519) pertaining to the TheraTx, Incorporated 1996 Stock Option/Stock Issuance Plan, TheraTx, Incorporated Amended and Restated 1994 Stock Option/Stock Issuance Plan, 1989 Amended and Restated Stock Option Plan of Helian Health Group, Inc.; in the Registration Statement (Form S-8 No. 333-40733) pertaining to the Vencor Retirement Savings Plan - additional shares; in the Registration Statement (Form S-8 No. 333-40735) pertaining to the Vencor, Inc. 1997 Stock Option Plan for Non-Employee Directors; in the Registration Statement (Form S-8 No. 333-40737) pertaining to the Vencor, Inc. 1997 Incentive Compensation Plan; and in the Registration Statement (Form S-3 No. 33-71910) pertaining to shares to be issued in connection with acquisitions, of our report dated January 26, 1998, with respect to the consolidated financial statements and schedule of Vencor, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.



                                        /s/ Ernst & Young LLP
Louisville, Kentucky
March 10, 1998